                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                            PREEM HOLDINGS AB (PUBL)

                       OFFER TO EXCHANGE ALL OUTSTANDING
                     10 5/8% SENIOR SECURED NOTES DUE 2011
                                      FOR
                     10 5/8% SENIOR SECURED NOTES DUE 2011
                        WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
               PURSUANT TO THE PROSPECTUS, DATED AUGUST 28, 2001

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON
   OCTOBER 1, 2001, (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 PM., LONDON TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

      THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS DEUTSCHE BANK AG LONDON

                         TO CONTACT THE EXCHANGE AGENT:

             IN LUXEMBOURG:                         IN THE UNITED KINGDOM:
      Deutsche Bank Luxembourg S.A.                 Deutsche Bank AG London
       2 Boulevard Konrad Adenauer                     Winchester House
            L-1115 Luxembourg                      1 Great Winchester Street
          Attn: Peter Dickinson                         London EC2N 2DB
          Tel: +35 2 421 22641                         Attn: Mark Twine
           Fax: +35 2 46 5802                    Telephone: +44 (207) 547 7406
                                                 Facsimile: +44 (207) 547 0012

LETTERS OF TRANSMITTAL ARE TO BE DELIVERED TO EUROCLEAR AND CLEARSTREAM BANKING
    IN ACCORDANCE WITH THEIR NORMAL PROCEDURES. DELIVERY OF THIS LETTER OF TRANSMITTAL OTHER THAN TO EUROCLEAR AND CLEARSTREAM BANKING IN ACCORDANCE
    WITH THEIR NORMAL PROCEDURES WILL NOT CONSTITUTE A VALID DELIVERY. THE
                 INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING
      NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT
       WITHDRAW) THEIR EXISTING NOTES TO THE EXCHANGE AGENT PRIOR TO

                              THE EXPIRATION DATE.

    By execution hereof, the undersigned acknowledges receipt of the prospectus (the "Prospectus"), dated August 28, 2001 of Preem Holdings AB (publ), (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange E305,000,000 aggregate principal amount of its 10 5/8% Senior Secured Notes due 2011 (the "New Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for E305,000,000 aggregate principal amount of its 10 5/8% Senior Secured Notes due 2011 (the "Existing Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

    This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Existing Notes are to be delivered to Euroclear or Clearstream Banking; or (ii) Existing Notes will be deemed to have been accepted as validly tendered when, as and if the Company has given oral or written notice thereof to the Exchange Agents. The Exchange Agents will act as agents for the tendering holders of Existing Notes for the purpose of receiving New Notes and delivering New Notes to such holders. To tender Existing Notes in the Exchange Offer, a holder of Existing Notes must comply with the procedures established by Euroclear and Clearstream Banking, as appropriate, for the transfer of book-entry interests through the electronic transfer systems of Euroclear and/or Clearstream Banking prior to 5:00 p.m. London time on the Expiration Date. For a tender of Existing Notes to be effective, book-entry interests in the Existing Notes must be transferred through Euroclear and Clearstream Banking. Confirmation of such book-entry transfer must be received by the Exchange Agents prior to the Expiration Date. To tender Existing Notes through the procedures mandated by Euroclear or Clearstream Banking, the electronic instructions sent to Euroclear or Clearstream Banking and transmitted by Euroclear or Clearstream Banking to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

    Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (i) any person in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a property completed bond power from the registered Holder or (ii) any participant in Euroclear or Clearstream Banking whose Existing Notes are held of record by Euroclear or Clearstream Banking who desires to deliver such Existing Notes by book-entry transfer at Euroclear or Clearstream Banking.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Existing Notes must complete this letter in its entirety.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR EXISTING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Existing Notes will be accepted only in authorized denominations of E1,000, any integral multiple thereof.

------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF EXISTING NOTES
------------------------------------------------------------------------------------------------------
                                                                 CERTIFICATE           AGGREGATE
                                                                  NUMBER(S)*        PRINCIPAL AMOUNT
       NAME(S) AND ADDRESS(S) OF REGISTERED HOLDER(S)           (ATTACH SIGNED          TENDERED
                 (PLEASE FILL IN, IF BLANK)                   LIST IF NECESSARY)  (IF LESS THAN ALL)**
------------------------------------------------------------------------------------------------------
                                                                    ----------------------------

                                                                    ----------------------------

                                                                    ----------------------------

                                                                    ----------------------------

                                                                    ----------------------------

                                                                    ----------------------------

                                                               TOTAL PRINCIPAL
                                                                  AMOUNT OF
                                                                 OUTSTANDING
                                                               NOTES TENDERED

------------------------------------------------------------------------------------------------------

*   Need not be completed by Holders tendering by book-entry transfer.

** Need not be completed by Holders who wish to tender with respect to all Existing Notes listed. See Instruction 2.

/ /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY EUROCLEAR OR
    CLEARSTREAM BANKING TO THE EXCHANGE AGENT'S ACCOUNT AT EUROCLEAR OR CLEARSTREAM BANKING AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Euroclear or Clearstream Banking Book-Entry Account: _______________________

    Transaction Code No.: ______________________________________________________

    Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available, or (ii) who cannot deliver their Existing Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the procedures set forth in the Prospectus under the caption "Exchange Offer and Registration Rights--Procedures for Tendering Existing Notes."

/ /  CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Holder(s) of Existing Notes: ____________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Eligible Institution that Guaranteed Delivery: _____________________

    Euroclear or Clearstream Banking Book-Entry Account No.: ___________________

    If Delivered by Book-Entry Transfer: _______________________________________

        Name of Tendering Institution: _________________________________________

        Transaction Code No.: __________________________________________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

             ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Existing Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Existing Notes and the New Notes) with respect to the tendered Existing Notes with full power of substitution, to (i) deliver certificates for such Existing Notes to the Company, or transfer ownership of such Existing Notes on the account books maintained by Euroclear or Clearstream Banking, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may he offered for sale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holders have no arrangement with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes from its own account in exchange for Existing Notes, the undersigned represents that such Existing Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned Holder represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder,
(ii) neither the Holder of Existing Notes nor any other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the Holder is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Existing Notes, neither the Holder nor any such other person is engaged in or intends to participate in the distribution of such New Notes, and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 of the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Existing Notes tendered hereby.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing Notes when, as and if the Company has given oral or written notice thereof to the

Exchange Agent and complied with the applicable provisions of the applicable Registration Rights Agreements either dated April 10, 2001 by and among the Company, Deutsche Bank AG London and UBS AG, or dated July 20, 2001 between the Company and Deutsche Bank AG London. If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Existing Notes are submitted for a greater principal amount that the holder desires to exchange, such unaccepted or nonexchanged Existing Notes will be returned without expense to the tendering Holder thereof (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described in the Prospectus under "Book-Entry, Delivery and Form--Transfers," such non-exchanged notes will be credited to an account maintained with such Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    Tenders of Existing Notes pursuant to the procedures described under the caption "Exchange Offer and Registration Rights--Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificate representing the New Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Existing Notes tendered by Euroclear or Clearstream Banking, by credit to the account at Euroclear or Clearstream Banking). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange and any certificates for Existing Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through Euroclear or Clearstream Banking. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF EXISTING NOTES REGARDLESS
       OF WHETHER EXISTING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the Holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for Existing Notes or, if tendered by a participant in Euroclear or Clearstream Banking, exactly as such participant's name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under Capacity and submit evidence satisfactory to the Company of such persons's authority to so act. See Instruction 3 herein.

      If the signature appearing below is not of the registered Holder(s) of the Existing Notes, then the registered Holder(s) must sign a valid proxy.

  ____________________________________________________________________________

  ____________________________________________________________________________
               SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

  Date ____________________, 2001

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________
  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Capacity(ies): _____________________________________________________________
  Social Security No(s).: ____________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
          SIGNATURE GUARANTEE, IF REQUIRED (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

   __________________________________________________________________________
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)

   __________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

   __________________________________________________________________________
                                 (PRINTED NAME)

   __________________________________________________________________________
                                    (TITLE)

  Dated: _______________________, 2001
--------------------------------------------------------------------------------

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Existing Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled Description of Existing Notes within this Letter of Transmittal, or if Existing Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at Euroclear or Clearstream Banking other than the account at Euroclear or Clearstream Banking indicated above.

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                                    ZIP CODE

   __________________________________________________________________________
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE SUBSTITUTE FORM W-9
                                    HEREIN)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTION 4 HEREIN)

      To be completed ONLY if certificates for Existing Notes in a principal amount are not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled Description of Existing Notes within this Letter of Transmittal or to be credited to an account maintained at Euroclear or Clearstream Banking other than the account at Euroclear or Clearstream Banking indicated above.

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________

   __________________________________________________________________________
                                    ZIP CODE

   __________________________________________________________________________
   TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER (SEE SUBSTITUTE FORM W-9
                                    HEREIN)

-----------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES. The certificates for all physically delivered Existing Notes, (or a confirmation of a book-entry into the Exchange Agent's account at Euroclear or Clearstream Banking of all Existing Notes delivered electronically) as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., London time, on the Expiration Date. The method of delivery of the tendered Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Existing Notes should be sent to the Company.

    Holders who wish to tender their Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Existing Notes and follow the procedures for tendering Existing Notes set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Existing Notes, the certificate number or numbers of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the Existing Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at Euroclear or Clearstream Banking) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Existing Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at Euroclear or Clearstream Banking), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "Exchange Offer and Registration Rights-- Guaranteed Delivery Procedures." Any Holder of Existing Notes who wishes to tender his Existing Notes pursuant to the procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., London time, on the Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of

Existing Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of the Existing Notes, unless otherwise provided in this Letter of Transmittal, as soon as practical following the Expiration Date.

    2. PARTIAL TENDERS. Tenders of Existing Notes will be accepted only in authorized denominations of E1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Existing Notes." The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered, Existing Notes for the principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered, Existing Notes for the principal amount of Existing Notes not tendered and a certificate or certificates representing New Notes issued in exchange of any Existing Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through Euroclear or Clearstream Banking, promptly after the Existing Notes are accepted for exchange.

    3. SIGNATURES OF THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of Existing Notes tendered and the certificate (s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Existing Notes is to be reissued) to the registered Holder, such holder need not and should not endorse any tendered Existing Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Existing Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by the Eligible Institution.

    If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder (s) of Existing Notes listed therein, such Existing Notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the Existing Notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the Existing Notes.

    If this Letter of Transmittal (or copy hereof) or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on Existing Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the Existing Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in Euroclear or Clearstream Banking whose name appears on a security position listing as the owner of Existing Notes), who has not completed the box set forth herein entitled "Special Issuance Instructions" or

"Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Existing Notes through Euroclear or Clearstream Banking, if different from the account maintained at Euroclear or Clearstream Banking indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this Letter of Transmittal.

    6. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Existing Notes tendered.

    7. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Existing Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Existing Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

    10. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

                           IMPORTANT TAX INFORMATION

    The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                        PAYOR'S NAME: PREEM HOLDINGS AB

---------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part I: PLEASE PROVIDE YOUR           Social Security Number(s)
               FORM W-9                      TIN IN THE BOX AT RIGHT AND          OR ------------------------
      Department of the Treasury             CERTIFY BY SIGNING AND DATING      Employer Identification Number
       Internal Revenue Service              BELOW
                                             ------------------------------------------------------------------
                                             Part 2--Check the box if you are not subject to back-up
     Payer's Request for Taxpayer            withholding under the provisions of Section 3406(a)(1)(C) of the
     Identification Number ("TIN")           Internal Revenue Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends, (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or (3) you are exempt. / /
                                             ------------------------------------------------------------------
                                             Part 3--Check if Awaiting TIN / /
---------------------------------------------------------------------------------------------------------------
CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,
CORRECT AND COMPLETE.

                                Signature                                                    Date

                           Name (Please Print)
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31 PERCENT ON ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH
           CERTIFICATES FOR EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) ORAL NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.

(DO NOT WRITE IN SPACE BELOW)

      ---------------------------------------------------------------------------------------------
      Certificate Surrendered          Existing Notes Tendered          Existing Notes Accepted
      ---------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------
      Deliver Prepared by:             Checked by:                      Date
      ---------------------------------------------------------------------------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            DEUTSCHE BANK AG LONDON

    IN LUXEMBOURG:       IN THE UNITED KINGDOM:
     DEUTSCHE BANK       DEUTSCHE BANK AG LONDON
    LUXEMBOURG S.A.         WINCHESTER HOUSE
  2 BOULEVARD KONRAD       1 GREAT WINCHESTER
       ADENAUER                  STREET
   L-1115 LUXEMBOURG         LONDON EC2N 2DB
 ATTN: PETER DICKINSON      ATTN: MARK TWINE
 TEL: +35 2 421 22641     TELEPHONE: +44 (207)
  FAX: +35 2 46 5802            547 7406
                          FACSIMILE: +44 (207)
                                547 0012

       FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE
                     OR BY FACSIMILE AT THE ABOVE NUMBERS.